Significant Accounting Policies (Details Textual) $ / shares in Units, $ in Thousands, ¥ in Millions	12 Months Ended
	Dec. 31, 2017 USD ($) $ / shares	Dec. 31, 2016 USD ($)	Dec. 31, 2015 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2014 USD ($)
Foreign Currency Transaction Gain (Loss), before Tax	$ 1,323	$ 942	$ 865
Cash and Cash Equivalents, at Carrying Value, Total	114,415	62,434	63,834			$ 89,793
Gains Losses On Intra-entity Foreign Currency Transactions Long Term Investment Nature	336	(335)	(560)
Defined Contribution Plan, Cost Recognized	6,197	5,473	5,126
Advertising Expense	4,007	3,336	2,777
Shipping, Handling and Transportation Costs	5,759	1,654	1,389
Revenue Recognition, Changes In Estimate Of Sales Return Provision, Increase In Income From Continuing Operations	8,074
Revenue Recognition, Changes In Estimate Of Sales Return Provision, Increase In Net Income Attributable To Shareholders	$ 5,901
Changes In Estimate Of Sales Return Provision, Increase In Basic Earning Per Share | $ / shares	$ 0.10
Changes In Estimate Of Sales Return Provision, Increase In Diluted Earning Per Share | $ / shares	$ 0.10
Deferred Tax Assets, Net of Valuation Allowance, Noncurrent		3,492
Due to Related Parties, Noncurrent	$ 7,070	0
Interest Rate Risk [Member]
Due to Related Parties, Noncurrent	$ 7,070
Use Rights [Member] | Minimum [Member]
Finite-Lived Intangible Asset, Useful Life	28 years
Use Rights [Member] | Maximum [Member]
Finite-Lived Intangible Asset, Useful Life	49 years
Seasonal Influenza Vaccine [Member]
Revenue Recognition, Sales Returns, Reserve for Sales Returns	$ 263	533
Inactivated Hepatitis A Vaccine And Combined Inactivated Hepatitis A And B Vaccine [Member]
Revenue Recognition, Sales Returns, Reserve for Sales Returns	$ 4,672	$ 5,039
Percentage Of Sales Return Provision Of Private Pay Market Sales	3.10%	10.90%
Denominated in RMB [Member]
Foreign Currency Transaction Gain (Loss), before Tax	$ 1,323	$ 942	$ 865
Cash and Cash Equivalents, at Carrying Value, Total	$ 103,370	$ 47,234		¥ 673	¥ 328